Exhibit 4.1

      NUMBER                                                                                                                                                        SHARES

NU

COMMON STOCK	ASPYRATM	COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA		SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY C U S I P 04538V 10 4
This Certifies that SPECIMEN is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

ASPYRA, INC.

transferable on the books of the Corporation in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

ASPYRA, INC.
INCORPORATED
APR. 23, 1973
CALIFORNIA

/s/ Anahita Villafane	/s/ Steven M. Besbeck
Secretary	Chairman

COUNTERSIGNED AND REGISTERED:

      AMERICAN STOCK TRANSFER & TRUST COMPANY

      (NEW YORK)

             TRANSFER AGENT AND REGISTRAR

BY

                                                                AUTHORIZED SIGNATURE

      A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common	UNIF GIFT MIN ACT -- Custodian_
TEN ENT -- as tenants by the entireties JT TEN -- as joint tenants with right survivorship and not as tenants in common	(Cust) (Minor) under Uniform Gifts to Minors Act (State)
UNIF TRF MIN ACT -- Custodian (until age ) (Cust)
under Uniform Transfers (Minor)
to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________________

                                                 X_____________________________________________________________

                                                 X_____________________________________________________________

.	NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guarantee

By:____________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.